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                                                                    Exhibit 99.1

                            [AWARE LOGO APPEARS HERE]



FOR IMMEDIATE RELEASE

Contact:
Keith Farris
Aware, Inc.
781-276-4000

                     AWARE, INC. REPORTS FIRST QUARTER 2007
                                FINANCIAL RESULTS


BEDFORD, MASS. - MAY 3, 2007 - Aware, Inc. (NASDAQ: AWRE), a leading supplier of broadband technology and biometrics software, today reported financial results for its first quarter ended March 31, 2007.

Revenues for the first quarter of 2007 were $5.8 million, compared to $6.1 million in the same quarter last year.

The Company reports its net income and basic and diluted net income per share in accordance with U.S. generally accepted accounting principles (GAAP), and additionally, on a non-GAAP basis. Non-GAAP net income, where applicable, excludes the effect of stock-based compensation expense. The company uses the non-GAAP information internally to evaluate its operating performance and believes these non-GAAP measures are useful to investors as they provide additional insight into the underlying operating results. However, non-GAAP measures are not stated in accordance with, should not be considered in isolation from, and are not a substitute for, GAAP measures. A reconciliation of GAAP to non-GAAP results has been provided in the attached financial tables.

GAAP net loss for the first quarter of 2007 was $0.1 million, or $0.00 per share, which included $0.2 million of stock-based compensation charges in accordance with the provisions of FAS 123(R). This compared to GAAP net income of $0.5 million, or $0.02 per share, for the same period a year ago.


--------------------------------------------------------------------------------
        AWARE, INC. O 40 MIDDLESEX TURNPIKE O BEDFORD, MA USA 01730-1432
       TEL: (781) 276-4000 O FAX: (781) 276-4001 O E-MAIL: AWARE@AWARE.COM


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AWARE, INC. REPORTS 2007 FIRST QUARTER FINANCIAL RESULTS                  PAGE 2


Non-GAAP net income for the first quarter of 2007, excluding the effect of stock-based compensation, was $0.1 million, or $0.01 per diluted share.

Michael Tzannes, Aware's chief executive officer, said, "We are pleased with our progress in each of the markets we are addressing. Our outlook for the future is very positive. The rollout of ADSL2+ and VDSL2 networks is driving demand for our DSL licensing and our DSL test and diagnostics products. Interest in secure credentialing at government agencies is increasing demand for our biometrics software products. Encouraging highlights from this quarter include:

        o Sales of DSL test and diagnostics products were up this quarter as our products gain traction in the service assurance market. In addition, one of our OEM customers announced a significant deployment win for service assurance solutions that utilize our products.

        o In biometrics, sales of both our traditional products as well as our new server-based products were strong this quarter. During Q1, a large government agency successfully deployed our products in a PIV-compliant secure credentialing system."

Note: Aware's conference call will be broadcast live over the Internet today, May 3, 2007 at 5:00 p.m. Eastern Time. To listen to the call, please go to WWW.AWARE.COM/IR. The conference call may also be heard by calling (719) 457-2649 and referencing the confirmation number 5029784. A replay of the call will be archived on our website after the call.

ABOUT AWARE
Aware is a leading technology supplier for the telecommunications industries. For more than ten years, Aware has pioneered innovations at telecommunications standards-setting organizations and continues to develop and market DSL silicon intellectual property and test and diagnostics products. Its StratiPHY(tm) IP product line supports DSL standards, including ADSL2+ and VDSL2, and has been broadly licensed to leading semiconductor companies. Telecom equipment vendors and phone companies use Aware's DSL test and diagnostics modules and Dr. DSL(R) software to help provision DSL circuits globally. Aware is also a veteran of the biometrics industry, providing biometric and imaging software components used in government systems worldwide since 1992. Aware's interoperable, standard-compliant, field-proven imaging products are used in a number of applications, from border management to criminal justice to medical imaging. Aware is a publicly held company (NASDAQ: AWRE) based in Bedford, Massachusetts. www.aware.com

SAFE HARBOR WARNING
Portions of this release contain forward-looking statements regarding future events and are subject to risks and uncertainties, such as estimates or projections of future revenue and earnings and the growth of the DSL and biometrics markets. Aware wishes to caution you that there are factors that could cause actual results to differ materially from the results indicated by such statements. The DSL factors include, but are not limited to: we have a unique business model, our quarterly results are difficult to predict, we depend on a limited number of licensees, we derive a significant amount of revenue from a small number of customers, we depend on equipment companies to incorporate our technology into their products, we face intense competition from other DSL vendors, DSL technology competes with other technologies for broadband access, and our business is subject to rapid technological change. We refer you to the documents Aware files from time to time with the Securities and Exchange Commission, specifically the section titled Risk Factors in our annual report on Form 10-K for the fiscal year ended December 31, 2006 and other reports and filings made with the Securities and Exchange Commission.


      DR. DSL, STRATIPHY, STRATIPHY2+, STRATIPHY3, AND STRATIPHY-BONDED ARE
               TRADEMARKS OR REGISTERED TRADEMARKS OF AWARE, INC.

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AWARE, INC. REPORTS 2007 FIRST QUARTER FINANCIAL RESULTS                  PAGE 3


                                      AWARE, INC.
                         CONSOLIDATED STATEMENTS OF OPERATIONS
                         (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                      (UNAUDITED)

                                                              THREE MONTHS ENDED
                                                                   MARCH 31,
                                                        ------------------------------
                                                            2007               2006
                                                        ------------      ------------
Revenue:
     Product sales ................................      $     3,465      $      1,718
     Contract revenue .............................            1,834             3,692
     Royalties ....................................              501               724
                                                        ------------      ------------
         Total Revenue ............................            5,800             6,134

Costs and expenses:
     Cost of product sales (1) ....................              496               152
     Cost of contract revenue (1) .................            1,352             1,246
     Research and development (1) .................            2,789             2,790
     Selling and marketing (1) ....................              872               814
     General and administrative (1) ...............              884             1,004
                                                        ------------      ------------
         Total costs and expenses .................            6,393             6,006

Net income (loss) from operations .................             (593)              128
Interest income ...................................              505               394
                                                        ------------      ------------

Net income (loss) before provision for income taxes              (88)              522
Provision for income taxes ........................              (10)                -
                                                        ------------      ------------

Net income (loss) .................................     ($        98)     $        522
                                                        ============      ============

Net income (loss) per share - basic ...............     ($      0.00)     $       0.02
Net income (loss) per share - diluted .............     ($      0.00)     $       0.02

Weighted average shares - basic ...................       23,656,931        23,307,208
Weighted average shares - diluted .................       23,656,931        24,839,567

(1) Effective January 1, 2006 the Company adopted Statement of Financial Accounting Standard No. 123 (Revised), "Share-Based Payment" (FAS 123(R)). The amounts in the tables above include stock-based compensation as follows (in thousands):



                                                   THREE MONTHS ENDED
                                                       MARCH 31,
                                                ------------------------
                                                   2007          2006
                                                ----------    ----------
Cost of product sales ..............              $  2            $  3
Cost of contract revenue ...........                36              64
Research and development ...........                85             149
Sales and marketing ................                21              68
General and administrative .........                91             213
                                                ----------    ----------
Total stock-based compensation costs              $235            $497
                                                ----------    ----------




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AWARE, INC. REPORTS 2007 FIRST QUARTER FINANCIAL RESULTS                  PAGE 4


                                   AWARE, INC.
                 NON-GAAP FINANCIAL MEASURES AND RECONCILIATION
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (unaudited)

                                                    THREE MONTHS ENDED
                                                        MARCH 31,
                                                ------------------------
                                                   2007           2006
                                                ----------    ----------
GAAP net income (loss) ......                    ($  98)        $  522
     Stock-based compensation                       235            497
                                                ----------    ----------
Non-GAAP net income (loss) ..                     $ 137         $1,019
                                                ----------    ----------


                                                    THREE MONTHS ENDED
                                                        MARCH 31,
                                                ------------------------
                                                   2007          2006
                                                ----------    ----------
GAAP diluted net income (loss) per share         ($  0.00)     $   0.02
     Stock-based compensation ..........             0.01          0.02
                                                ----------    ----------
Non-GAAP diluted net income (loss) per
share ..................................         $   0.01      $   0.04
                                                ----------    ----------



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AWARE, INC. REPORTS 2007 FIRST QUARTER FINANCIAL RESULTS                  PAGE 5


                                   AWARE, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)
                                   (UNAUDITED)


                                                   MARCH 31,       DECEMBER 31,
                                                     2007              2006
                                                 ------------      ------------

ASSETS
     Cash and investments .....................       $39,483           $39,802
     Accounts receivable, net .................         5,341             4,738
     Property and equipment, net ..............         8,181             8,123
     Other assets, net ........................         2,335             1,923
                                                 ------------      ------------

     Total assets .............................       $55,340           $54,586
                                                 ============      ============



LIABILITIES AND STOCKHOLDERS' EQUITY

     Total current liabilities ................       $ 3,326           $ 2,886

     Long-term deferred revenue ...............           330               330

     Total stockholders' equity ...............        51,684            51,370
                                                 ------------      ------------

     Total liabilities and stockholders' equity       $55,340           $54,586
                                                 ============      ============




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